Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Paul N. Saleh, Executive Vice President and Chief Financial Officer of DXC Technology Company (the "Company"), hereby certify that, to my knowledge:

(1)The Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2017, (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	November 7, 2017	/s/ Paul N. Saleh
Paul N. Saleh Executive Vice President and Chief Financial Officer